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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  November 27, 2001
                                                          ----------------------


                 Deutsche Recreational Asset Funding Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                                    333-56303
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                            (Commission File Number)

                                   91-1904587
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                      (I.R.S. Employer Identification No.)


655 Maryville Centre Drive, St. Louis, Missouri                63141
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   (Address of Principal Executive Offices)                  (Zip Code)


                                 (314) 523-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS.

         The Registrant is filing the exhibits listed in Item 7(c) below in connection with the proposed issuance of Asset Backed Notes by Distribution Financial Services RV/Marine Trust 2001-1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.             DOCUMENT DESCRIPTION


5.1               Opinion of Mayer, Brown & Platt with respect to legality
23.1              Consent of Mayer, Brown & Platt (included in Exhibit 5.1)






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     DEUTSCHE RECREATIONAL ASSET
                                                     FUNDING CORPORATION
                                                            (Registrant)




Dated: November 27, 2001                            By: /s/ Richard C. Goldman
                                                        ----------------------
                                                    Name: Richard C. Goldman
                                                    Title: Vice President


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